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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by the reference in Registration Statement No. 333-34725 of Hamilton Bancorp Inc. on Form S-8 of our report dated February 5, 1999, appearing in this Annual Report on Form 10-K of Hamilton Bancorp Inc. for the year ended December 31, 1998.

DELOITTE & TOUCHE LLP
Miami, Florida
March 30, 1999














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